Exhibit 10.1
EXECUTION VERSION

Fourth Amendment

to

Third Amended and Restated Credit Agreement

Among

Linn Energy, LLC
as Borrower,

BNP Paribas,
as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of August 20, 2008

Fourth Amendment to Third Amended and Restated Credit Agreement

This Fourth Amendment to Third Amended and Restated Credit Agreement (this “Fourth Amendment”) executed effective as of August 20, 2008 (the “Fourth Amendment Effective Date”) is among Linn Energy, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of August 31, 2007 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of November 2, 2007, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of January 31, 2008 and by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of June 16, 2008, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Lenders have agreed to waive and/or amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Definitions.  Section 1.02 is hereby amended by adding or amending and restating the following definitions:

“ ‘Agreement’ means this Third Amended and Restated Credit Agreement, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of November 2, 2007, by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of January 31, 2008, by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of June 16, 2008, by that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of August 20, 2008, and as the same may from time to time be further amended, modified, supplemented or restated.”

2.2 Section 9.04(a).  Section 9.04(a) is hereby amended and restated in its entirety to read as follows:

“(a)           Restricted Payments.  The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of their Property to their respective Equity Interest holders, except (i)  the Borrower may declare and pay dividends or distributions with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), (ii) Subsidiaries may declare and pay dividends or distributions ratably with respect to their Equity Interests, (iii) so long as (A) no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing or would result therefrom and (B) the total Revolving Credit Exposure is less than the Conforming Borrowing Base, the Borrower may declare and pay quarterly cash dividends to its members out of Available Cash for the preceding quarter (including amounts borrowed as contemplated under clause (a)(ii) of the definition of Available Cash subsequent to the end of such quarter) and (iv) so long as (A) no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing or would result therefrom and (B) after giving effect thereto, there exists as least $400,000,000 of unused Borrowing Base availability, the Borrower may repurchase or retire Equity Interests of the Borrower in an aggregate amount not to exceed $100,000,000 since the First Amendment Effective Date.”

Section 3. Conditions Precedent.  The effectiveness of this Fourth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1 Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

3.2 The Administrative Agent shall have received multiple counterparts of this Fourth Amendment from the Majority Lenders.

3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4 No Default or Event of Default shall have occurred and be continuing as of the Fourth Amendment Effective Date.

Section 4. Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this Fourth Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Fourth Amendment EffectiveDate (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Fourth Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 5. Miscellaneous.

5.1 Confirmation.  The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment.

5.2 Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (i) acknowledges the terms of this Fourth Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

5.3 Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4 No Oral Agreement.  This written Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

5.5 Governing Law.  This Fourth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the date first written above.

BORROWER:                                                      LINN ENERGY, LLC

By:           /s/ KOLJA ROCKOV
Kolja Rockov,
Executive Vice President and Chief Financial Officer

GUARANTORS:                                                                           LINN ENERGY HOLDINGS, LLC
LINN OPERATING, INC.
PENN WEST PIPELINE, LLC
MID ATLANTIC WELL SERVICE, INC.
MID-CONTINENT HOLDINGS I, LLC
MID-CONTINENT HOLDINGS II, LLC
MID-CONTINENT I, LLC
MID-CONTINENT II, LLC
LINN GAS MARKETING, LLC
LINN EXPLORATION MIDCONTINENT, LLC

By:           /s/ KOLJA ROCKOV
Kolja Rockov,
Executive Vice President and Chief Financial Officer

BNP PARIBAS, as Administrative Agent and a Lender

By:           /s/ DOUGLAS R. LIFTMAN
Name:                      Douglas R. Liftman
Title:                      Managing Director

By:           /s/ BETSY JOCHER
Name:                      Betsy Jocher
Title:                      Director

ROYAL BANK OF CANADA, as Syndication Agent and a Lender

By:           /s/ DON J. MCKINNERNEY
Name:                      Don J. McKinnerney
Title:                      Authorized Signatory

SOCIETE GENERALE, as a Co-Documentation Agent and a Lender

By:           /s/ STEPHEN WARFEL
Name:                      Stephen Warfel
Title:                      Managing Director

COMERICA BANK, as a Lender

By:           /s/ MATTHEW TURNER
Name:                      Matthew Turner
Title:                      Corporate Banking Officer

FORTIS CAPITAL CORP., as a Lender

By:
Name:
Title:

By:
Name:
Title:

CITIBANK, NA, as a Co-Documentation Agent and a Lender

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

WACHOVIA BANK, N.A., as a Lender

By:           /s/ LEANNE S. PHILLIPS
Name:                      Leanne S. Phillips
Title:                      Director

BMO CAPITAL MARKETS FINANCING, INC., as a Co-Documentation Agent and a Lender

By:           /s/ JAMES V. DUCOTE
Name:                      James V. Ducote
Title:                      Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:           /s/ IAN NALITT
Name:                      Ian Nalitt
Title:                      Director

By:           /s/ MORENIKEJI AJAYI
Name:                      Morenikeji Ajayi
Title:                      Associate

COMPASS BANK, as a Lender

By:
Name:
Title:

DnB NOR BANK ASA, as a Lender

By:
Name:
Title:

By:
Name:
Title:

DZ BANK AG, DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

GUARANTY BANK, FSB, as a Lender

By:           /s/ W. DAVID MCCARVER IV
Name:                      W. David McCarver IV
Title:                      Vice President

LEHMAN BROTHERS COMMERCIAL BANK, as a Lender

By:           /s/ DARREN S. LANE
Name:                      Darren S. Lane
Title:                      Operations Officer

JPMORGAN CHASE BANK, N.A., as a Lender

By:           /s/ MICHAEL A. KAMAUF
Name:                      Michael A. Kamauf
Title:                      Vice President

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:           /s/ LUCY WALKER
Name:                      Lucy Walker
Title:                      Vice President

RZB FINANCE LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:           /s/ SCOTT GILDEA
Name:                      Scott Gildea
Title:                      Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:           /s/ JUSTIN M. ALEXANDER
Name:                      Justin M. Alexander
Title:                      Vice President

CALYON NEW YORK BRANCH, as a Lender

By:           /s/ SHARADA MANNE
Name:                      Sharada Manne
Title:                      Director

By:           /s/ DAVID GURGHIGIAN
Name:                      David Gurghigian
Title:                      Managing Director

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:           /s/ DUSAN LAZAROV
Name:                      Dusan Lazarov
Title:                      Vice President

By:           /s/ ERIN MORRISSEY
Name:                      Erin Morrissey
Title:                      Vice President

ALLIED IRISH BANKS P.L.C., as a Lender

By:
Name:
Title:

WESTLB AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

SUNTRUST BANK, as a Lender

By:           /s/ YARIN PARIO
Name:                      Yarin Pario
Title:                      Director

ING CAPITAL LLC, as a Lender

By:           /s/ CHARLES E. HALL
Name:                      Charles E. Hall
Title:                      Managing Director